                                                                   Exhibit 10.24

                                 LOAN AGREEMENT

     This Loan  Agreement  (this  "Agreement")  is made and entered  into by and between the  parties  below as of  February  3, 2011 in  Beijing,  the  People's
Republic of China ("China"):

     (1)  AMERICA ARKI (FUXIN) NETWORK MANAGEMENT CO., LTD. ("Lender"), a wholly foreign owned  enterprise duly registered under the laws of China with its  address  at No.1,  Electricity  Station,  Hongshu  Road,  Taiping
          District, Fuxin

     (2)  GAO  FEI   ("Borrower"),   a  citizen  of  China,   with  his  Chinese
          identification No.: 210802197904074019.

     Each of Lender and Borrower shall be  hereinafter  referred to as a "Party"
respectively, and as the "Parties" collectively.

     WHEREAS,  Lender intends to provide Borrower with a loan to be used for the purpose set forth under this Agreement. After friendly consultation, the Parties agree as follows:

1. LOAN

1.1  In  accordance  with the terms and  conditions  of this  Agreement,  Lender agrees to  provide a loan  equivalent  to the  amount of RMB  500,000  (the
     "Loan") to Borrower,  and the Loan will be provided according to the amount specified  in the written  notice from the  Borrower.  The term of the Loan shall be ten (10) years from the effective  date of this  Agreement,  which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan,  Borrower  shall  immediately repay  the  full  amount  of the Loan in the  event  any one or more of the following circumstances occur:

     1.1.130 days elapse  after  Borrower  receives  written  notice from Lender requesting repayment of the Loan;

     1.1.2 Borrower's death, lack or limitation of civil capacity;

     1.1.3Borrower  ceases to be a shareholder  of Borrower  Company (as defined below);

     1.1.4Borrower   engages  in  criminal   act  or  is  involved  in  criminal
          activities;

     1.1.5Any  third  party  filed  a  claim   against   Borrower  that  exceeds
          RMB100,000; or
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     1.1.6The  Lender  decides  to  exercise  the  exclusive  option  under  the
          Exclusive   Option  Agreement  (the  "Exclusive   Option   Agreement")
          described in Sections 4.1.1 and 4.2.5 of this Agreement.

1.2  Lender  agrees  to remit  the total  amount  under the Loan to the  account
     designated   by  Borrower   within  20  days  after   receiving  a  written
     notification  from the Borrower  regarding the same,  provided that all the conditions  precedent in Section 2 are  fulfilled.  Borrower  shall provide
     Lender with a written  receipt for the Loan upon  receiving  the Loan.  The
     Loan  provided by Lender  under this  Agreement  shall inure to  Borrower's benefit only and not to Borrower's successors or assigns.

1.3  Borrower agrees to accept the  aforementioned  Loan provided by Lender, and hereby  agrees  and  warrants  using the Loan to  increase  the  registered capital  of  America  Arki  Networkservice  Beijing  Co.,  Ltd.  ("Borrower
     Company"),  and Borrower shall remain a Borrower Company's  shareholder who shall own 50%  equity  interests  in  Borrower  Company  (such  50%  equity interests,  hereinafter  referred to as the  "Borrower  Equity  Interest").
     Without Lender's prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4  Lender and Borrower hereby agree and acknowledge that Borrower's  method of repayment shall be at the sole discretion of Lender, (1) at Lender's option take the form of Borrower's  transfer the Borrower Equity Interest in whole to  Lender or  Lender's  designated  persons  (legal  or  natural  persons)
     pursuant to the  Lender's  exercise  of its right to acquire  the  Borrower
     Equity Interest under the Exclusive  Option  Agreement;  and (2) in case of liquidation,  the  Borrower  shall  repay all the  residuary  estate of the
     Borrower Compay distributed after liquidation to Lender or the designees of the Lender.

1.5  Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent  permissible) shall be used to repay the Loan to Lender,  in accordance with this Agreement and in the manner designated by Lender.

1.6  Lender  and  Borrower  hereby  agree  and  acknowledge  that to the  extent permitted  by  applicable  laws,  Lender  shall  have the right but not the obligation  to  purchase  or  designate  other  persons  (legal or  natural persons) to purchase  Borrower  Equity  Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.7  Borrower also  undertakes to execute an irrevocable  Power of Attorney (the
     "Power of Attorney",  referred to in Section 4.2.4),  which  authorizes the
     Lender or a legal or natural person designated by Lender to exercise all of
     Borrower's rights as a shareholder of Borrower Company.

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1.8  When  Borrower  transfers  Borrower  Equity  Interest to Lender or Lender's designated  person(s),  in the event that the transfer price of such equity interest  equals or is lower  than the  principal  of the Loan  under  this
     Agreement,  the Loan under this Agreement shall be deemed an  interest-free loan. In the event that the transfer price of such equity interest  exceeds the  principal  of the Loan  under  this  Agreement,  the  excess  over the principal  shall be deemed the  interest  of the Loan under this  Agreement payable by Borrower to Lender, subject to applicable laws and regulations.

2. CONDITIONS PRECEDENT

     The  obligation of Lender to provide the Loan to Borrower  contemplated  in
     Section  1.1  shall  be  subject  to  the  satisfaction  of  the  following conditions, unless waived in writing by Lender.

2.1  the  written  notification  for  drawdown  under the Loan sent by  Borrower according to Section 1.2.

2.2  All the representations and warranties by Borrower in Section 3.2 are true, complete, correct and not misleading.

2.3  Borrower has not violated the covenants in Section 4 of this Agreement, and no event which may affect  Borrower's  performance of its obligations under this Agreement has occurred or is expected to occur.

3. REPRESENTATIONS AND WARRANTIES

3.1  Between the effective date of this Agreement and the date of termination of this  Agreement,  Lender  hereby makes the  following  representations  and warranties to Borrower:

     3.1.1Lender is a company duly organized and legally  existing in accordance with the laws of China;

     3.1.2Lender has the legal  capacity to execute and perform this  Agreement.
          The  execution  and   performance  by  Lender  of  this  Agreement  is
          consistent  with  Lender's  scope of business  and the  provisions  of
          Lender's  corporate  bylaws and other  organizational  documents,  and
          Lender  has  obtained  all   necessary   and  proper   approvals   and
          authorizations  for the execution and  performance of this  Agreement;
          and

     3.1.3This  Agreement   constitutes   Lender's  legal,   valid  and  binding
          obligations, enforceable in accordance with its terms.

3.2  Between the effective date of this Agreement and the date of termination of this  Agreement,  Borrower hereby makes the following  representations  and warranties:

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     3.2.1Borrower has the legal capacity to execute and perform this Agreement.
          Borrower  has  obtained  all  necessary   and  proper   approvals  and
          authorizations for the execution and performance of this Agreement;

     3.2.2This  Agreement  constitutes   Borrower's  legal,  valid  and  binding
          obligations enforceable in accordance with its terms; and

     3.2.3There  are  no  disputes,  litigations,  arbitrations,  administrative proceedings or any other legal proceedings  relating to Borrower,  nor
          are  there  any   potential   disputes,   litigations,   arbitrations,
          administrative  proceedings or any other legal proceedings relating to
          Borrower.

4. BORROWER'S COVENANTS

4.1  For so long as  Borrower  remains a  shareholder  of Borrower  Company,  he covenants  irrevocably  that  during the term of this  Agreement,  he shall cause Borrower Company:

     4.1.1to execute the Exclusive  Option  Agreement  with Borrower and Lender, under which  Borrower  shall  irrevocably  grant  Lender an  exclusive option to purchase all of the Borrower Equity Interest; to execute the
          Exclusive  Business  Cooperation  Agreement entered into by Lender and
          Borrower  Company (the "Exclusive  Business  Cooperation  Agreement"),
          under which the Lender, as an exclusive service provider, will provide
          Borrower  Company  with  technical  service  and  business  consulting service;  to execute the Equity  Interest  Pledge  Agreement  with the
          Lender and Borrower (the "Equity  Interest Pledge  Agreement"),  under which the  parties  will  agree on the pledge of the  Borrower  Equity
          Interest to the Lender;  to enter into the Exclusive  Option Agreement and the Equity  Interest Pledge  Agreement on the date hereof,  and to complete  all the related  governmental  approvals,  registrations  or fillings (as applicable);

     4.1.2to  strictly  abide  by  the   provisions  of  the  Exclusive   Option
          Agreement, Equity Interest Pledge Agreement and the Exclusive Business
          Cooperation  Agreement,  and to refrain from any action/omission  that may affect  the  effectiveness  and  enforceability  of the  Exclusive
          Option  Agreement,  Equity Interest Pledge Agreement and the Exclusive
          Business Cooperation Agreement;

     4.1.3at the  request  of  Lender  (or a party  designated  by  Lender),  to execute contracts/agreements on business cooperation with Lender (or a
          party   designated  by  Lender),   and  to  strictly   abide  by  such
          contracts/agreements;

     4.1.4to  provide  Lender  with  all of  the  information  on  its  business operations and financial condition at Lender's request;

     4.1.5to immediately notify Lender of the occurrence or possible  occurrence of any litigation,  arbitration or administrative proceedings relating to its assets, business or income;

     4.1.6at the request of Lender, to appoint any persons  designated by Lender as executive director of Borrower Company;

     4.1.7without Lender's prior written consent,  not to supplement,  change or amend its articles of association in any manner,  increase or decrease its  registered  capital or change its share capital  structure in any manner;

     4.1.8to maintain its corporate  existence in accordance with good financial and business  standards  and  practices by prudently  and  effectively operating its business and handling its affairs;

     4.1.9without  Lender's  prior  written  consent,  not  to  sell,  transfer, mortgage  or  dispose of in any other  manner its legal or  beneficial interest  in any of its  assets,  business or revenue at any time from the effective date of this Agreement, or permit the encumbrance of any other security interest thereon;

     4.1.10 without  Lender's  prior  written  consent,  not to incur,  inherit, guarantee or otherwise allow for the existence of any debt, except for
          (i) debt  incurred  in the  ordinary  course of  business  other  than through any loans; and (ii) debt already disclosed to Lender for which
          Lender's written consent has been obtained;

     4.1.11 to operate its businesses in the ordinary course and to maintain the value of its assets;

     4.1.12 without  the prior  written  consent of Lender,  not to execute  any major  contract,  except  for  contracts  in the  ordinary  course  of business  (for  purpose of this  subsection,  a contract  with a value exceeding RMB100,000 shall be deemed a major contract);

     4.1.13 without  the prior  written  consent of Lender,  not to provide  any person with any loan or credit;

     4.1.14  without  the  prior  written  consent  of  Lender,  not  to  merge, consolidate with, acquire, or invest in any person;

     4.1.15 to  maintain  the  ownership  of  all  of its  assets,  execute  all necessary or appropriate documents,  take all necessary or appropriate actions and file all  necessary  or  appropriate  complaints  or raise necessary and appropriate defenses against all claims; and

     4.1.16 without  the prior  written  consent  of Lender,  not to  distribute
          dividends  to  shareholders,   provided  that  upon  Lender's  written
          request,  to distribute the distributable  profits in whole or in part to its shareholders.

4.2  Borrower covenants that during the term of this Agreement, he shall:

     4.2.1ensure that  Borrower  Company  shall be a limited  liability  company without  foreign  investment,  and  Borrower  shall  hold  50%  equity interest of Borrower Company;

     4.2.2Contribute the registed capital in full  corresponding to the Borrower
          Equity  Interest  in  accordance  with the laws of China,  and provide
          Lender  with a  capital  contribution  verification  report  regarding paid-in capital issued by a qualified accounting firm;

     4.2.3 endeavor to cause Borrower Company to engage in its current business;

     4.2.4execute an irrevocable Power of Attorney,  which authorizes a legal or natural  person  designated  by Lender to exercise  all of  Borrower's rights  as  a  shareholder  in  Borrower  Company,  and  refrain  from exercising any such  shareholder  rights except to the extent required
          under  this  Agreement  or  the  Equity  Interest   Pledge   Agreement
          (hereinafter Section 4.2.6) or as requested by Lender;

     4.2.5execute  the  Exclusive  Option  Agreement  with  Lender and  Borrower
          Company,  under which  Borrower shall  irrevocably  grant to Lender an exclusive option to purchase all of the Borrower Equity Interest;

     4.2.6execute  a  Equity  Interest  Pledge  Agreement  with the  Lender  and
          Borrower  Company,  under which  Borrower  shall  pledge the  Borrower
          Equity Interest to the Lender;

     4.2.7enter into the  aforementioned  Power of  Attorney,  Exclusive  Option
          Agreement and Equity Interest Pledge Agreement on the date hereof, and complete  all the related  governmental  approvals,  registrations  or fillings (as applicable);

     4.2.8abide by the provisions of this Agreement,  the Power of Attorney, the
          Equity Interest Pledge Agreement and the Exclusive  Option  Agreement,
          perform his obligations  under this Agreement,  the Power of Attorney,
          the  Equity  Interest  Pledge   Agreement  and  the  Exclusive  Option
          Agreement,  and refrain from any  action/omission  that may affect the effectiveness  and  enforceability  of this  Agreement,  the  Power of
          Attorney,  the Equity  Interest  Pledge  Agreement  and the  Exclusive
          Option Agreement;

     4.2.9not sell,  transfer,  mortgage  or dispose of in any other  manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance  thereon  of any  security  interest  or the  encumbrance, except in accordance with the Equity Interest Pledge Agreement;

     4.2.10  cause  any  shareholders'  meeting  and/or  executive  director  of
          Borrower  Company  not to  approve  the sale,  transfer,  mortgage  or disposition in any other manner of any legal or beneficial interest in
          Borrower  Equity  Interest,  or allow the  encumbrance  thereon of any security interest, except to Lender or Lender's designated person;

     4.2.11 cause any  shareholders'  meeting and/or  executive  director of the
          Borrower  Company  not to  approve  the  merger  or  consolidation  of
          Borrower Company with any person,  or its acquisition of or investment in any person, without the prior written consent of Lender;

     4.2.12 immediately  notify Lender of the occurrence or possible  occurrence of any litigation,  arbitration or administrative proceedings relating to Borrower Equity Interest;

     4.2.13 to the extent  necessary to maintain  his  ownership of the Borrower
          Equity Interest,  execute all necessary or appropriate documents, take all  necessary  or  appropriate  actions  and  file all  necessary  or appropriate  complaints  or raise  necessary and  appropriate  defense against all claims;

     4.2.14 without  the prior  written  consent  of  Lender,  refrain  from any action/omission  that  may  have a  material  impact  on  the  assets, business and liabilities of Borrower Company;

     4.2.15 appoint  any  designee of Lender as  executive  director of Borrower
          Company, at the request of Lender;

     4.2.16 to the  extent  permitted  by the laws of China,  at the  request of
          Lender at any  time,  promptly  and  unconditionally  transfer  all of
          Borrower   Equity   Interest   to   Lender  or   Lender's   designated
          representative(s)  at any time,  and cause the other  shareholders  of
          Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

     4.2.17 to the  extent  permitted  by the laws of China,  at the  request of
          Lender at any time,  cause the other  shareholders of Borrower Company to promptly and unconditionally  transfer all of their equity interest to Lender or Lender's  designated  representative(s)  at any time, and
          Borrower  hereby  waives  his  right of first  refusal  (if any)  with respect to the share transfer described in this Section;

     4.2.18 in the event that Lender  purchases  Borrower  Equity  Interest from
          Borrower in accordance  with the  provisions  of the Exclusive  Option
          Agreement,  use such purchase price obtained thereby to repay the Loan to Lender; and

     4.2.19 without the prior written  consent of Lender,  not to cause Borrower
          Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

5. LIABILITY FOR DEFAULT

5.1  In the event either Party breaches this  Agreement or otherwise  causes the non-performance  of this Agreement in part or in whole,  the Party shall be liable  for  such  breach  and  shall  compensate  all  damages  (including litigation and attorneys fees) resulting therefrom.  In the event that both
     Parties  breach  this  Agreement,  each  Party  shall  be  liable  for  its respective breach.

5.2  In the event that Borrower fails to perform the repayment  obligations  set forth in this Agreement,  Borrower shall pay overdue  interest of 0.01% per day for the  outstanding  payment,  until the day Borrower  repays the full principal of the Loan, overdue interests and other payable amounts.

6. NOTICES

6.1  All notices and other  communications  required  or  permitted  to be given pursuant  to  this  Agreement  shall  be  delivered  personally  or sent by registered  mail,  postage prepaid,  by a commercial  courier service or by facsimile  transmission  to the  address of such party set forth  below.  A confirmation  copy of each notice shall also be sent by email. The dates on which  notices  shall be  deemed to have been  effectively  given  shall be determined as follows:

     6.1.1Notices  given  by  personal  delivery,   by  courier  service  or  by
          registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

     6.1.2Notices given by facsimile  transmission  shall be deemed  effectively given on the  date of  successful  transmission  (as  evidenced  by an automatically generated confirmation of transmission).

6.2  For the purpose of notices, the addresses of the Parties are as follows:

     Lender: America Arki (Fuxin) Network Management Co., Ltd.
     Address: No.1, Electricity Station, Hongshu Road, Taiping District, Fuxin
     Facsimile: 010-65305285

     BORROWER: GAO FEI
     Address: Room 301, Building No.15, China Central Place, No.89, Jianguo
              Road, Chaoyang District, Beijing
     Facsimile: 010-65305285

6.3  Any  Party may at any time  change  its  address  for  notices  by a notice delivered to the other Party in accordance with the terms hereof.

7. CONFIDENTIALITY

     The  Parties  acknowledge  that any oral or written  information  exchanged among them with respect to this Agreement is confidential information.  The
     Parties shall maintain the  confidentiality  of all such  information,  and without the written consent of other Party, either Party shall not disclose any  relevant  information  to any third  party,  except  in the  following circumstances:  (a) such  information  is or will be in the  public  domain
     (provided  that  this is not  the  result  of a  public  disclosure  by the receiving party); (b) information  disclosed as required by applicable laws or rules or regulations of any stock exchange;  or (c) information required to be  disclosed  by any Party to its legal  counsel or  financial  advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by  confidentiality  duties similar to the duties in this section.  Disclosure of any confidential  information by the staff  members or agency hired by any Party shall be deemed  disclosure  of such  confidential  information  by such  Party,  which Party shall be held liable  for  breach of this  Agreement.  This  section  shall  survive  the termination of this Agreement for any reason.

8. GOVERNING LAW AND RESOLUTION OF DISPUTES

8.1  The  execution,  effectiveness,  construction,  performance,  amendment and termination  of this  Agreement  and the  resolution  of disputes  shall be governed by the laws of China.

8.2  In  the  event  of  any  dispute  with  respect  to  the  construction  and performance of this Agreement,  the Parties shall first resolve the dispute through  friendly  negotiations.  In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Party for  resolution  of the dispute  through  negotiations,  either
     Party may submit the relevant dispute to the China  International  Economic and Trade  Arbitration  Commission for arbitration,  in accordance with its then effective  arbitration  rules.  The arbitration  shall be conducted in
     Beijing,  and the  language  used in  arbitration  shall  be  Chinese.  The arbitration award shall be final and binding on all parties.

8.3  Upon the  occurrence  of any  disputes  arising from the  construction  and performance  of this  Agreement  or during the pending  arbitration  of any dispute,  except  for  the  matters  under  dispute,  the  parties  to this
     Agreement  shall  continue to exercise their  respective  rights under this
     Agreement and perform their respective obligations under this Agreement.

9. MISCELLANEOUS

9.1  Once  execution,  this Agreement  shall be deemed to become  effective upon
     November 26, 2010,  and shall expire upon the date of full  performance  by the Parties of their respective obligations under this Agreement.

9.2  This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict  between the Chinese version and the English  version,  the
     Chinese version shall prevail.

9.3  This Agreement may be amended or supplemented  through written agreement by
     and  between  the  Parties.   Such  written   amendment   agreement  and/or
     supplementary agreement executed by and between the Parties are an integral part of this  Agreement,  and shall  have the same legal  validity  as this
     Agreement.

9.4  In the event that one or several of the  provisions  of this  Agreement are found to be invalid,  illegal or  unenforceable in any aspect in accordance with any laws or regulations,  the validity,  legality or enforceability of the  remaining  provisions  of this  Agreement  shall  not be  affected  or compromised  in any  respect.  The  Parties  shall  strive in good faith to replace such invalid,  illegal or  unenforceable  provisions with effective provisions  that  accomplish  to the greatest  extent  permitted by law the intentions  of the  Parties,  and the  economic  effect  of such  effective provisions  shall be as close as possible to the  economic  effect of those invalid, illegal or unenforceable provisions.

9.5  The  attachments  (if any) to this  Agreement  shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

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
IN WITNESS  WHEREOF,  the Parties  have  executed,  or caused  their  authorized representatives  to  execute,  this Loan  Agreement  as of the date first  above written.

Lender: America Arki (Fuxin) Network Management Co., Ltd.

By: /s/ Gao Jianmin
    ------------------------------
Name: Gao Jianmin
Title: Legal Representative

Borrower: Gao Fei

By: /s/ Gao Fei
    ------------------------------

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